Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information marked “[***]” in this Exhibit has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Execution Version

Exhibit 10.2
FIRST AMENDMENT TO GAS GATHERING AND COMPRESSION AGREEMENT
This First Amendment to Gas Gathering and Compression Agreement (this “First Amendment”) is entered into effective as of October 19, 2016 (the “Effective Date”), by and between RICE DRILLING B LLC, a Delaware limited liability company (“Producer”), ALPHA SHALE RESOURCES LP, a Delaware limited partnership (“Alpha”), and RICE MIDSTREAM PARTNERS LP, a Delaware limited partnership (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”
RECITALS
A.The Parties have entered into that certain Gas Gathering and Compression Agreement dated effective as of December 22, 2014 (the “Gathering Agreement”).
B.    Rice Energy Inc., the Producer’s parent (“Rice Energy”), has, directly or indirectly, acquired certain lands, mineral interests, working interests and other real property rights (the “Subject Interests”) in the Dedicated Area pursuant to that certain purchase and sale agreement, dated September 26, 2016 (the “REI Purchase Agreement”), by and among Rice Energy, Vantage Energy Investment, LLC, Vantage Energy Investment II, LLC and the other parties (for limited purposes) party thereto, relating to, among other things, Marcellus and Utica assets in central Greene County, Pennsylvania.
C.    In connection with the REI Purchase Agreement, Rice Energy and the Gatherer have entered into that certain Purchase and Sale Agreement, dated September 26, 2016, pursuant to which, among other things, Rice Energy conveyed to the Gatherer another gathering system including, on the date of such agreement, 30 miles of pipeline and related assets.
D.    The Parties now desire to amend the Gathering Agreement to (i) include the new gathering system acquired, directly or indirectly, by the Partnership and (ii) ensure the Dedicated Gas, including Dedicated Gas attributable to the Subject Interests, remains dedicated to Gatherer for the term of the Gathering Agreement in accordance with the terms thereof.
NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this First Amendment, the Parties agree as follows:
Article 1
DEFINITIONS
Capitalized terms used, but not otherwise defined, in this First Amendment shall have the respective meanings given to such terms in the Agreement.
ARTICLE 2
AMENDMENTS
Section 2.1    Amendment to Preamble. The term “(“Producer”)” is hereby deleted from the preamble.

Section 2.2    Amendment to Definition of Dedicated Gas. The definition of “Dedicated Gas” is hereby deleted in its entirety and replaced with the following:
“Dedicated Gas. All (i) Gas beneath the surface of the earth that is attributable to any Dedicated Property (including all Gas beneath the surface of the earth attributable to third parties that is produced from a Well located on such Dedicated Property) and (ii) quantities of Gas that Producer or a Rice Subsidiary has the right to control and deliver for gathering and that is produced on or after the Effective Date that is attributable to any Dedicated Property.”
Section 2.3    Amendment to Definition of Gathering System. The definition of “Gathering System” is hereby deleted in its entirety and replaced with the following:
“Gathering System. Each of the gathering systems described in Exhibit C-1 and Exhibit C-2, together with any additional System Segments constructed after the date hereof, as each such gathering system is expanded after the date hereof, including, in each case, to the extent now in existence or constructed or installed in the future, Gas gathering pipelines (including High Pressure gathering pipelines), System Compressor Stations, Gas dehydration facilities, Receipt Points, Delivery Points (including all interconnection facilities), Measurement Facilities, Pipeline Drip handling facilities, pig receiving facilities, rights of way, fee parcels, surface rights, and permits, and all appurtenant facilities. It being understood that the term “Gathering System” refers to the applicable gathering system set forth on Exhibit C-1 or Exhibit C-2 (together with any additional Segment Systems and expansions) or such gathering systems collectively, as the context requires.”
Section 2.4    Amendment to Definition of Producer. The definition of “Producer” is hereby deleted in its entirety and replaced with the following:
“Producer. Rice Drilling B LLC, a Delaware limited liability company, and each party that joins this Agreement pursuant to Section 2.5”
Section 2.5    Amendment to Definition of Rice Subsidiary. The definition of “Rice Subsidiary” is hereby deleted in its entirety and replaced with the following:
“Rice Subsidiary. Alpha Shale, any direct or indirect subsidiary of Producer or any direct or indirect subsidiary of Rice Energy Inc.”
Section 2.6    Addition of New Definition. The definition of “Minimum Dedicated Properties” is hereby added to the definitions:
“Minimum Dedicated Properties.” Means the sum of the aggregate number of net acres of Dedicated Properties held by Producer as of the Effective Date and the aggregate number of net acres acquired, directly or indirectly, by Rice Energy Inc. and the Rice Subsidiaries pursuant to that certain Purchase and Sale Agreement, dated as of September 26, 2016, by and among Rice Energy, Vantage Energy Investment, LLC, Venture Energy Investment II, LLC and the other parties (for limited purposes) party thereto.

Section 2.7    Amendment to Section 2.1. Section 2.1 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“Producer’s Dedication. Subject to Section 2.2 through Section 2.4 and Section 3.3(e), (a) Producer exclusively dedicates all Dedicated Gas to the Gatherer, (b) Producer commits to deliver to Gatherer, as and when produced, all Dedicated Gas and (c) Producer agrees not to deliver, or permit any Rice Subsidiary to deliver, any Dedicated Gas to any other gathering system or compressor station.”
Section 2.8    Amendment to Section 2.4.    Section 2.4 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“Covenant Running with the Land. The dedication and commitment made by Producer under this Article 2 is a covenant running with the land. Producer shall not, and shall not permit any Rice Subsidiary to, Transfer any or all of its interest in any Dedicated Property unless (1) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects and (2) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer and each Rice Subsidiary shall be permitted to Transfer any Dedicated Property free of the dedication hereunder and without complying with the requirements of the immediately preceding sentence in a Transfer so long as, and only to the extent, the number of net acres of Dedicated Properties, after giving effect to such Transfer, is at least equal to the Minimum Dedicated Properties, including in a transaction in which Dedicated Properties are exchanged for other properties located in the Dedication Area that would be subject to dedication hereunder; provided, however, that any such release of Dedicated Properties from dedication and commitment hereunder shall not include any Dedicated Gas produced from any Well that is located on a Well Pad if other Wells on such Well Pad are or have been connected to the Gathering System (whether producing, shut-in, temporarily abandoned or which has been spud or as to which drilling, completion, reworking or other well operations have commenced) or that is located on a Well Pad if a Connection Notice has previously been delivered by Producer for a Well on such Well Pad. At the request of Gatherer, each applicable Producer, and Gatherer, and Alpha shall execute and record an amendment to the memorandum of this Agreement previously entered into, as provided in Section 18.16, to reflect additions to the Dedicated Properties.”
Section 2.9    Amendment to Section 2.5. Section 2.5 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“Commitment of Alpha Shale; Commitment of Other Rice Subsidiaries. Alpha Shale agrees to be bound by and to comply with each agreement and commitment made by Producer under this Article 2 with respect to Alpha Shale’s Interests in the Dedication Area and all Dedicated Gas produced therefrom. Upon any other Rice Subsidiary acquiring any Interests in the Dedication Area, Producer shall cause such Rice Subsidiary to enter into a joinder to this Agreement (and to any memoranda of this Agreement entered into pursuant to Section 18.16 or Section 2.4) whereby such Rice Subsidiary agrees to be bound by and to comply with each agreement and commitment made by Producer under this Agreement, including

Article 2 hereunder, with respect to such Rice Subsidiary’s Interests in the Dedication Area and all Dedicated Gas produced therefrom.”
Section 2.10    Amendment to Section 18.4(c)(iii). Section 18.4(c)(iii) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“(iii) Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person to which it sells, assigns, or otherwise transfers all or any portion of the Dedicated Properties and who (A) assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being transferred to such Person) and (B) has creditworthiness as reasonably determined by Gatherer that is equal to the higher of Producer’s creditworthiness as of the Effective Date and Producer’s creditworthiness as of the date of the assignment.”
Section 2.11    Amendment to Exhibits. Exhibit B to the Gathering Agreement is hereby replaced with Exhibit B hereto. Exhibit C to the Gathering Agreement is hereby renamed “Exhibit C-1.” Exhibit C-2 hereto is hereby added as “Exhibit C-2” to the Gathering Agreement. Exhibit F to the Gathering Agreement is hereby replaced with Exhibit F hereto.
ARTICLE 3
MISCELLANEOUS
Section 3.1    No Other Amendments. Except as amended by this First Amendment, the Gathering Agreement is in full force and effect and has not been amended or modified.
Section 3.2    Counterpart Execution. This First Amendment may be executed in any number of counterparts (including by facsimile or similar means of electronic transmission), each of which shall be considered an original, and all of which shall be considered one and the same instrument.
Section 3.3    Governing Law. The First Amendment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this First Amendment on the date first above set forth.
RICE DRILLING B LLC
By: /s/ Daniel J. Rice IV
Name: Daniel J. Rice IV
Title: Chief Executive Officer
ALPHA SHALE RESOURCES LP

By:	ALPHA SHALE HOLDINGS LLC, its General Partner
By: /s/ Daniel J. Rice IV
Name: Daniel J. Rice IV
Title: Chief Executive Officer
RICE MIDSTREAM PARTNERS LP

By:	RICE MIDSTREAM MANAGEMENT LLC, its General Partner
By: /s/ Daniel J. Rice IV
Name: Daniel J. Rice IV
Title: Chief Executive Officer

Exhibit B

(see attached)

System Name	Delivery Point Name	Downstream Pipeline	In-Service Date	Maximum Daily Quantity (Dth/Day)
Mojo	Mojo	TCO	Effective Date	[***]

Denex	California	DTI	Effective Date	[***]
	High Noon	M3	Effective Date	[***]
	Tombstone	TETCO	Effective Date	[***]
	Jaybird	EQT	Effective Date	[***]
	Brova	EQT	Effective Date	[***]
	Kryptonite	TCO	Effective Date	[***]

ASR/Whipkey	Steinmiller	DTI	Effective Date	[***]
	Tau	TCO	Effective Date	[***]
	Upsilon	TCO	Effective Date	[***]
	Rawhide	TETCO	Effective Date	[***]

Leather Jacket	Cygrymus	DTI	Effective Date	[***]

Windridge	Windridge	TETCO	Effective Date	[***]

Blue Jacket and Green Jacket	Rogersville	TETCO	Effective Date	[***]

Yellow Jacket	Waynesburg	TETCO	Effective Date	[***]

Throckmorton	Throckmorton	DTI	Effective Date	[***]

*Access to these Delivery Points are from Receitp Points on and bypassing compression. Until compression expansions are completed and placed in-service Producer shall have an aggregate MDQ through compression of 275,000 Dth/Day. All remaining Aggregate MDQ must come from Receipt Points on bypass of compression.

Exhibit C-2

(see attached)

[***]

Exhibit F

(see attached)

EXHIBIT F

MEMORANDUM OF AGREEMENT
THIS MEMORANDUM OF GAS GATHERING AGREEMENT (this “Memorandum”) is entered into effective [        ] (the “Effective Date”), by and between RICE DRILLING B LLC (“Producer”), with an address of 2200 Rice Drive, Canonsburg, PA 15317, ALPHA SHALE RESOURCES LLC (“Alpha Shale”), a wholly-owned subsidiary of Producer, with an address of 2200 Rice Drive, Canonsburg, PA 15317, and RICE MIDSTREAM PARTNERS LP, with an address of 2200 Rice Drive, Canonsburg, PA 15317 (“Gatherer”).
WHEREAS, Producer, Gatherer, and (for the limited purposes specified therein) Alpha Shale entered into that certain Gas Gathering and Compression Agreement effective December 22, 2014, as amended by that certain First Amendment to the Gas Gathering and Compression Agreement effective as of October 19, 2016 (as amended, the “Agreement”), pursuant to which Gatherer will provide certain gathering and other services as therein set forth; and
WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and
WHEREAS, the Parties desire to file this Memorandum of record in the real property records of Washington and Greene Counties, Pennsylvania, excepting only the area known as the Champion Acreage described on Attachment 1 hereto (the “Dedication Area”), to give notice of the existence of the Agreement and certain provisions contained therein.
NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.
2.    Dedication. Subject to the exceptions, exclusions, and reservations set forth in the Agreement and the other terms and conditions of the Agreement, (a) Producer has exclusively dedicated and committed to deliver to Gatherer, as and when produced, all Gas produced on or after the date of the Agreement that is attributable to the Interests now owned or hereafter acquired by Producer or Alpha Shale and located wholly within Washington and Greene Counties, Pennsylvania, excepting only the area known as the Champion Acreage described on Attachment 1 hereto (the “Dedication Area”), or pooled, unitized or communitized with Interests located wholly within the Dedication Area (the “Dedicated Properties”), together with all (i) Gas beneath the surface of the earth that is attributable to any Dedicated Property (including all Gas beneath the surface of the earth attributable to third parties that is produced from a Well located on such Dedicated Property) and (ii) quantities of Gas that Producer or a Rice Subsidiary has the right to control and deliver for gathering and that is produced on or after the Effective Date that is attributable to any Dedicated Property (“Dedicated Gas”), for gathering through the Gathering System under the Agreement, and (b) Producer agrees not to, and agrees to cause Alpha Shale not to, deliver any Dedicated Gas to any other gathering system (the foregoing dedication and commitment being herein referred to as the “Dedication”).
3.    Covenant Running with the Land. So long as the Agreement is in effect, Dedication shall be a covenant running with the land and, subject to the exceptions and reservations set forth in the Agreement, Producer shall not, and shall not permit Alpha Shale to, sell, assign, convey, or otherwise transfer, including pursuant to an exchange or farm-out, any or all of its interest in any Dedicated Property unless (1) Producer obtains and delivers to Gatherer a written acknowledgment by the Person to which such sale, assignment, conveyance, or other transfer is made in favor of Gatherer acknowledging that such Dedicated Property shall remain subject to the Agreement in all respects and (2) each instrument of conveyance expressly so states.
4.    Commitment of Alpha Shale. Alpha Shale agrees to be bound by and to comply with each agreement and commitment made by Producer under this Memorandum with respect to Alpha Shale’s Dedicated Properties in the Dedication Area and all Dedicated Gas produced therefrom.
5.    No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend nor modify the Agreement in any way.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Day first above written.
RICE DRILLING B LLC
By:
Name:
Title:
ALPHA SHALE RESOURCES LP

By:	ALPHA SHALE HOLDINGS, its General Partner
By:
Name:
Title:
RICE MIDSTREAM PARTNERS LP

By:	RICE MIDSTREAM MANAGEMENT LLC, its General Partner
By:
Name:
Title:

ACKNOWLEDGEMENTS
STATE OF PENNSYLVANIA    §
§
COUNTY OF WASHINGTON    §
The foregoing instrument was acknowledged before me on the    Day of        , 20[    ], by

[            ], [        ] of Rice Drilling B LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for
Printed or Typed Name of Notary

STATE OF PENNSYLVANIA    §
§
COUNTY OF WASHINGTON    §
The foregoing instrument was acknowledged before me on the ______ day of_______, 20[___], by [_______________], [_______________] of Alpha Shale Holdings, LLC, a Delaware limited liability company, as general partner of Alpha Shale Resources LP, a Delaware limited partnership, on behalf of said limited liability company, as general partner of such limited partnership.

Notary Public in and for
Printed or Typed Name of Notary

STATE OF PENNSYLVANIA    §
§
COUNTY OF WASHINGTON    §
The foregoing instrument was acknowledged before me on the ______ day of_______, 20[___], by [_______________], [_______________] of Rice Midstream Management, LLC, a Delaware limited liability company, as general partner of Rice Midstream Partners LP, a Delaware limited partnership, on behalf of said limited liability company, as general partner of such limited partnership.

Notary Public in and for
Printed or Typed Name of Notary

Attachment 1

CHAMPION ACREAGE

4